EXHIBIT 10.69


                              AMENDED AND RESTATED

                           MASTER MANAGEMENT AGREEMENT

                                     BETWEEN

                              LYRIC HEALTH CARE LLC

                                       AND

                          IHS FACILITY MANAGEMENT, INC.

                                   ----------

                          DATED AS OF DECEMBER 31, 1998

                                   ----------




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                                TABLE OF CONTENTS

PART I

MANAGEMENT TERMS AND CONDITIONS

ARTICLE I         RETENTION OF MANAGER
ARTICLE II        TERM
ARTICLE III       RIGHTS AND DUTIES OF MANAGER
ARTICLE IV        RIGHTS AND DUTIES OF OWNER
ARTICLE V         COMPENSATION AND DISTRIBUTIONS
ARTICLE VI        INTENTIONALLY OMITTED
ARTICLE VII       INTENTIONALLY OMITTED
ARTICLE VIII      TERMINATION RIGHTS
ARTICLE IX        INDEMNIFICATION
ARTICLE X         CONFIDENTIALITY; NON-SOLICITATION
ARTICLE XI        CONDEMNATION
ARTICLE XII       SUCCESSORS AND ASSIGNS
ARTICLE XIII      MISCELLANEOUS PROVISIONS

PART II
OTHER TERMS AND CONDITIONS

ARTICLE I         INTENTIONALLY OMITTED
ARTICLE II        REPRESENTATIONS AND WARRANTIES
ARTICLE III       TERMINATION RIGHTS

ARTICLE IV        INSURANCE
ARTICLE V         MISCELLANEOUS PROVISIONS


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                              AMENDED AND RESTATED
                           MASTER MANAGEMENT AGREEMENT

     THIS AMENDED AND RESTATED MASTER MANAGEMENT AGREEMENT (this "Agreement") is made and entered into as of December 31, 1998, between LYRIC HEALTH CARE LLC, a Delaware limited liability company, with offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Lyric") and IHS FACILITY MANAGEMENT, INC., a Delaware corporation, with offices at 10065 Red Run Boulevard, Owings Mills, Maryland 21117 ("Manager").


                             INTRODUCTORY STATEMENT

     Pursuant to a Master Management Agreement, dated as of January 13, 1998, as amended by the First Amendment to Master Management Agreement, dated as of March 31, 1998 and by the Second Amendment to Master Management Agreement, dated as of December 3, 1998 (the "Prior Master Management Agreement"), between Lyric and Manager, Lyric and Manager entered into an agreement whereby Lyric granted to Manager the sole and exclusive right to supervise, manage, and operate the Facilities listed on Schedule 1 thereto.

     Lyric and Manager now wish to amend and restate the Prior Master Management Agreement pursuant to the terms and conditions of this Agreement.

     Lyric owns, indirectly, all of the shares of each of the corporations listed on Schedule 1 hereto (each, an "Owner" and collectively, the "Owners"). Each Owner operates the health care facility set forth opposite its name on
Schedule 1 hereto (each facility and the equipment, furnishings, and other tangible personal property to be used in connection therewith shall be referred to as a "Facility", and they shall be referred to collectively as the "Facilities").

     The Owners sublease their Facilities pursuant to Facility Subleases from the wholly owned subsidiary of Lyric described on Schedule 2 hereto ("Lessor"), which Lessor in turn leases its Facilities from the owner of the Facilities under the specified Master Lease (the "Master Lease") described on Schedule 2 hereto. Each of the Facility Subleases contains substantially the same provisions as the associated Master Lease except for provisions concerning rent and other matters specific to the Facility. In this Agreement "Lease" means the Master Lease and the Facility Sublease as applicable to each Facility.

     Each Owner has entered into a Facility Franchise Agreement with Integrated Health Services Franchising Co., Inc. (each, a "Franchise Agreement") for the use of certain "Proprietary Information" and the "IHS Systems" (as defined therein) and the provision of certain services in order to facilitate the operation of its Facility.

     Manager  is  engaged  in  the  operation  of  facilities   similar  to  the
Facilities, and is experienced in various phases of the management, operation and ownership thereof.


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     Lyric and Manager are entering into this Agreement to set forth the general terms by which all of the Facilities shall be managed. This Agreement also sets forth the responsibilities of Manager with respect to the Franchise Agreements.

     Simultaneously herewith, Manager shall enter into a Facility Management Agreement with the Owner of each Facility. By entering into a Facility Management Agreement, each Owner and Manager shall adopt the terms of Part I of this Agreement by reference (except as expressly provided therein) and agree upon certain additional terms and conditions for the management of each Facility.

     NOW, THEREFORE, in consideration of the promises and covenants herein contained and intending to be legally bound hereby, the parties agree as follows:


                                     PART I

                         MANAGEMENT TERMS AND CONDITIONS

     Lyric and Manager hereby agree to the following terms and conditions for the management of each Facility:


                                    ARTICLE I

                              RETENTION OF MANAGER

     1.1 RETENTION. For and during the term of this Agreement, Owner hereby grants to Manager the sole and exclusive right, and employs Manager to supervise, manage, and operate the Facility in the name and for the account of Owner upon the terms and conditions hereinafter set forth.

     1.2 ACCEPTANCE.  Manager  accepts such  appointment and agrees that it will
(a) perform its duties and responsibilities hereunder in accordance with this Agreement, (b) use commercially reasonable efforts to supervise and direct the management and operation of the Facility in an efficient manner, and (c) consult with Owner and keep Owner advised of all major policy matters relating to the Facility. Subject to the foregoing and to the other provisions of this Agreement, Manager, without the approval of Owner (unless such approval is herein specifically required as to policies and manner of operation), shall have the unrestricted control and sole discretion with regard to the operation and management of the Facility for all customary purposes (including the exercise of its rights and performance of its duties provided for in Article III hereof), and the right to determine all policies affecting the appearance, maintenance, standards of operation, quality of service, and any other matter affecting the Facility or the operation thereof.

     1.3 INDEPENDENT CONTRACTOR. It is expressly agreed by Owner and Manager that Manager is at all times acting and performing under this Agreement as an independent contractor, and that no act, commission or omission by either Owner or Manager shall be


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construed to make or constitute the other its partner, member, principal, agent, joint venturer or associate, except to the extent specified herein.

     1.4 OWNERSHIP. Owner shall be the owner and/or holder of all licenses, permits and contracts obtained with respect to the Facility (subject to Section
3.7 hereof), and shall be the "provider" within the meaning of all third-party contracts for the Facility. Specifically, and without limitation, Owner shall own (a) the Medicare provider number, (b) the Medicare provider agreement with Health Care Financing Administration (HCFA), and (c) the Medicare certification.


                                   ARTICLE II

                                      TERM

     The initial term of this Agreement began on the Commencement Date, as defined in the Prior Master Management Agreement (the "Commencement Date") and shall continue for the same period as the Term, as defined in the Lease. This Agreement shall automatically renew for each extension or renewal term of the Lease (the "Renewal Terms"), should Owner renew the Lease for one or more such terms under the Lease; provided, however, Manager may decide not to renew in any such case by giving notice to Owner not less than six (6) months prior to the expiration of the Initial Term or any Renewal Term.


                                   ARTICLE III

                          RIGHTS AND DUTIES OF MANAGER

     During the Term of this Agreement, and in the course of its management and operation of each Facility:

     3.1 EMPLOYEES. Manager, on Owner's behalf, shall hire, promote, discharge, and supervise the work of the Facility's Administrator, Assistant Administrator, Department Heads, and all operating and service employees performing services in and about the Facility. All of such employees shall be employees of Owner, except for the Administrator and the Director of Nursing, who shall be employees of Manager, and the aggregate compensation, including fringe benefits, with respect to such employees, including the Administrator and the Director of Nursing, shall be charged to Owner as an expense of the operation of the Facility. The term "fringe benefits" as used herein shall include, but not be limited to, the employer's contribution of FICA, unemployment compensation, and other employment taxes, retirement plan contributions, workman's compensation, group life, accident, and health insurance premium, profit sharing contributions, disability, and other similar benefits paid or payable by Manager with respect to other facilities which may be managed by Manager. All such employees of Manager shall be covered by appropriate malpractice and/or errors and omissions insurance as approved by Manager and Owner. The cost of same shall be charged to Owner as an expense of the operation


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of said Facility.  Manager shall be responsible,  also, for coordinating  health insurance coverages (including COBRA matters) for the employees of each Facility.

     3.2 LABOR CONTRACTS. Manager, if requested by Owner, will negotiate, on Owner's behalf and at Owner's expense, with any labor union lawfully entitled to represent the employees at the Facility, but any collective bargaining agreement or labor contract resulting therefrom must first be approved by Owner who shall be the only person authorized to execute the same. Owner agrees that all fees and costs of outside professionals in conducting and concluding such negotiations shall be paid by Owner out of Facility Funds.

     3.3 CONCESSIONAIRES, ETC. Manager shall negotiate and consummate in the name and at the expense of Owner, contracts or arrangements with concessionaires, licensees, tenants, and other intended users of the Facility. Any fees and expenses incurred in connection therewith shall be charged to Owner as an expense of the operation of the Facility.

     3.4 ANCILLARY SERVICES, UTILITIES ETC. Manager shall enter into such contracts in the name of and at the expense of Owner as may be deemed necessary or advisable for the furnishing of all ancillary services, utilities, concessions, supplies and other services as may be needed from time to time for the maintenance and operation of the Facility. Manager is authorized to contract for or provide ancillary services, including, but not limited to, pharmacy (drug and I.V.), rehabilitation and respiratory therapy services, and mobile diagnostic services, through providers which are affiliates of Manager, provided that such services are rendered at levels of quality and pricing that are competitive with those available in the community.

     3.5 PURCHASES. Manager shall supervise the purchasing by Facility staff of food, beverages, operating supplies, and other materials and supplies, in the name of and for the account and at the expense of Owner, as may be needed from time to time for the maintenance and operation of the Facility.

     3.6 REPAIRS. Manager shall make or install or cause to be installed at Owner's expense and in the name of Owner any proper repairs, replacements, additions, and improvements in and to the Facility and the furnishings and equipment in order to keep and maintain the same in good repair, working order and condition, and outfitted and equipped for the proper operation thereof in accordance with (a) industry standards comparable to those prevailing in other similar facilities, (b) all applicable state or local rules, regulations, or ordinances, and (c) the terms and conditions of the Lease.

     3.7 LICENSES AND PERMITS. Manager shall apply for and use commercially reasonable efforts to obtain and maintain in the name and at the expense of Owner, all licenses and permits required in connection with the management and operation of the Facility. If Manager is required by law to obtain any license or permit in its name, Manager agrees to use commercially reasonable efforts to obtain and maintain such license or permit in its name, at Owner's expense. Owner agrees to cooperate with Manager in applying for, obtaining, and maintaining such licenses and permits.


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     3.8 GOVERNMENTAL REGULATION.

          (A) Manager shall use commercially reasonable efforts to take such action as shall be reasonably necessary to insure that the Facility and the management thereof by Manager complies with all federal, state and local laws, regulations and ordinances applicable to the Facility or the management thereof by Manager, including the particular laws and regulations applicable to health care facilities.

          (B) Manager shall promptly provide to Owner as and when received by Manager, all notices, reports or correspondence from governmental agencies that assert deficiencies or charges against the Facility or that otherwise relate to the suspension, revocation, or any other action adverse to any approval, authorization, certificate, determination, license or permit required or necessary to own or operate the Facility. Manager may appeal any action taken by any governmental agency against the Facility; provided, however, that Owner shall adequately secure and protect Manager from loss, cost, damage or expense by bond or other means satisfactory to Manager in order to contest by proper legal proceedings the validity of any such statute, ordinance, law, regulation or order, provided that such contest shall not result in the suspension of operations of the Facility; and provided, further, that Owner shall have no obligation to secure and protect Manager from any loss, cost, damage or expense that arises directly out of Manager's material breach of any of its covenants under this Agreement.

     3.9 TAXES. Manager shall cause all taxes, assessments, and charges of every kind imposed upon the Facility by any governmental authority, including interest and penalties thereon (collectively, "Taxes"), to be paid when due from Facility Funds (as defined in Section 3.10 below), subject to the terms of the Lease, and in accordance with the Budget (as defined in Section 3.17 hereof) and in the order of priority set forth in Section 3.10 below. Manager shall not cause such Taxes to be paid if (a) such Taxes are in good faith being contested by Owner at its sole expense and without cost to Manager, (b) enforcement for nonpayment of such Taxes is stayed, and (c) Owner shall have given Manager written notice of such contest and stay and authorized the non-payment thereof, not less than ten
(10) days prior to the date on which such Taxes are due and payable. Interest or penalty payments shall be reimbursed by Manager to Owner if imposed upon Owner by reason of the gross negligence on the part of Manager in making the payment if funds are available therefor. Manager shall notify Owner of all Taxes assessed against the Facility other than in the normal course of business.

     3.10 DEPOSIT AND DISBURSEMENT OF FUNDS. Manager shall deposit in a banking institution which is a member of the FDIC in accounts in Manager's name, as agent for Owner, all monies arising from the operation of the Facility or otherwise received by Manager for and on behalf of Owner (the "Facility Funds"), and shall disburse and pay the same from said accounts on behalf and in the name of Owner pursuant to the Budget, in the following order of priority, as and when required to be made in connection with:

          (A)   Payment  of  all  costs  and   expenses   arising   out  of  the
administration, maintenance and operation of the Facility, including, without limitation, Taxes, reimbursable


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expenses of Manager,  and all accrued and unpaid interest on any unpaid balances thereon, as set forth in Section 3.16;

          (B) Payment of the Facility Rent or debt service on a first mortgage (if any) on the Facility;

          (C) Payment of the monthly installment to the capital expense reserve for the Facility described in the Budget;

          (D) Payment of interest due on the working capital line of credit for the Facility;

          (E) Payment of the letter of credit fee (for the security deposit under the Lease), if required;

          (F) Payment of all administrative and operating costs of Lyric;

          (G) Payment of the "Annual Continuing Fee" due under the Franchise Agreement;

          (H) Payment of Manager's Base Management Fee provided for in Article V hereof (including any accrued and unpaid Base Management Fees, plus all accrued and unpaid interest thereon, for prior periods);

          (I) Payment of subordinated mortgage debt (if any) with respect to the Facility;

          (J) Payment of the monthly installments to any supplemental capital expense and working capital escrows and reserves described in the Budget;

          (K) Payment of  Manager's  Incentive  Management  Fee  provided for in
Article V hereof (including any accrued and unpaid Incentive Management Fees, plus all accrued and unpaid interest thereon, for prior periods); and

          (L) The balance of such funds shall be distributed to Owner, at Owner's request, subject to the retention of an appropriate operating reserve, as determined in Manager's reasonable judgment. In this Agreement, the term "Facility Rent" means Rent, as defined in the Lease.

     3.11 STATEMENTS. Manager shall prepare and deliver (or cause to be prepared and delivered) to Lyric's Managing Director all monthly, quarterly and annual financial statements and Compliance Reports (as defined in Lyric's Operating Agreement) and other reports, in the same form, and within the same periods, as Lyric prepares or receives under Article 12 of Lyric's Operating Agreement.


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     3.12 LEGAL ACTIONS. Manager shall institute, in its own name or in the name of Owner, but in any event at the expense of Owner, any and all legal actions or proceedings to collect charges, rent, or other sums due the Facility or to lawfully oust or dispossess tenants or other persons in possession under, or lawfully cancel, modify, or terminate any lease, license, or concession agreement for the breach thereof or default thereunder by the tenant, licensee, or concessionaire. Unless otherwise directed by Owner, Manager may take, at Owner's expense, appropriate steps to protect and/or litigate to final judgment in any appropriate court any violation or order affecting the Facility. Any counsel to be engaged under this Section shall be approved by Owner, which approval shall not be unreasonably withheld. Manager shall promptly notify Owner and Lessor of all legal actions.

     3.13 MANAGEMENT SERVICES. Without limitation, Manager shall provide the Facility with all of the customary management services and techniques which it employs in operating other facilities which it manages which may be applicable to and beneficial to the Facility.

     3.14 DATA PROCESSING. Manager shall, directly or through an affiliate, provide the data processing required to maintain the financial, payroll, and accounting records of the Facility; except that Manager agrees that the Facility payroll will not be moved to Manager's central payroll administration until same can be accomplished without a material disruption to Facility cash flow.

     3.15 BOOKS AND RECORDS. Manager on behalf of Owner shall supervise and direct the keeping of full and accurate books of account and such other records reflecting the results of operation of the Facility as required by law.

     3.16 PAYMENT OF EXPENSES.

          (A) OWNER EXPENDITURES. All expenditures and advances of every kind required or permitted of Manager under this Agreement are for Owner's account ("Owner Expenditures"), except for Manager's Staff Services (described below). Manager is authorized to pay all Owner Expenditures from Facility Funds. Owner shall pay directly (or reimburse Manager promptly if Manager advances funds for) any Owner Expenditures not paid from Facility Funds. Manager's "Staff Services" -- not reimbursable by Owner -- means only salaries and benefits of Manager's officers and home office staff, as well as Manager's home office overhead not specifically allocable to the Facility.

          (B) REIMBURSEMENT OF ADVANCES. Manager may from time to time (but shall not be obligated to) advance or incur expenses in respect of the operation or maintenance of the Facility, including, without limitation, the items listed on Exhibit A hereto. Such expenses shall be immediately reimbursable to Manager out of Facility Funds in the priority set forth in Section 3.10 hereof. Any such expenses advanced from Manager and not reimbursed within thirty (30) days shall bear interest from the date advanced until paid in full at a rate per annum equal to the prime rate of Citibank, N.A., as then in effect, plus two percent (2%).


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     3.17 BUDGETS.  Manager  shall be  responsible  for the following  budgetary items:

          (A) PREPARING BUDGETS. Manager at its sole cost shall prepare and submit to Owner for Owner's review and approval a yearly operating budget and a yearly capital budget in a form reasonably acceptable to Owner. Manager shall present such budgets on a cash basis also. Manager shall submit each year's proposed budgets to Owner no later than December 15 of the preceding year. Owner will consider the proposed budgets and then consult with Manager in order to finalize an approved budget on or before December 30 of the preceding year. Such budgets shall:

          (i) set forth on a month to month basis all anticipated income, operating expenses, working capital and other necessary reserves and capital expenditures for such calendar year in connection with the operation of the Facility;

          (ii) contain all of the items referenced in the approved budget for 1998; and

          (iii) include all supporting schedules requested by Owner.

          The operating budget and the capital budget, as approved by Owner, shall be referred to herein as the "Operating Budget" and the "Capital Budget," respectively, and shall be referred to collectively as the "Budget."

          (B) REVISED BUDGET/UNFORESEEN INCREASES. If Owner or Manager believes that it is necessary to revise the Budget after it has been approved, Manager shall prepare and deliver to Owner a revised budget. Any proposed changes to the Budget shall be addressed in the revised budget and Manager shall explain such changes. Manager shall not implement the revised budget without Owner's approval, which may be granted or withheld in Owner's sole discretion. If Owner approves the revised budget, the terms of such revised budget, as approved, shall amend the Budget accordingly. During each calendar year, Manager shall promptly inform Owner of any major increases in costs and expenses that were not foreseen during the Budget preparation period and thus were not reflected in the Budget.

          (C) OWNER'S APPROVAL REQUIRED. If Owner shall not have approved any proposed budgets, the Operating Budget then in effect shall continue until an Operating Budget is agreed upon; provided, however, that until such agreement is reached, Manager may reasonably exceed the Operating Budget for the previous fiscal year for taxes, utility charges, costs under existing agreements which (by the terms of such agreements) automatically increase at the beginning of the new year, and other items not within Manager's reasonable control. There will be no Capital Budget for any year until a Capital Budget for such year is approved by Owner.

     3.18 COMPLIANCE WITH FRANCHISE AGREEMENT. Manager shall use commercially reasonable best efforts to cause Owner to comply with Owner's obligations as the "Franchisee" under the Franchise Agreement to the extent that such obligations are capable of (and appropriate


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for)  performance  by  Manager  on  Owner's  behalf,  subject  to the  terms and conditions of this Agreement, and are not personal to Owner.

     3.19 COMPLIANCE PROGRAM. Manager shall implement and monitor a compliance program designed to identify and eradicate fraud and abuse relating to the Facility and its operation. Such program will include, among other things, advertising the toll free "fraud and abuse" telephone line operated by Integrated Health Services Franchising Co., Inc.


                                   ARTICLE IV

                           RIGHTS AND DUTIES OF OWNER

     During the term of this Agreement:

     4.1 RIGHT OF INSPECTION. Owner (and Lessor, subject to and in accordance with the Lease) shall have the right to enter upon any part of the Facility upon reasonable advance notice to Manager for the purpose of examining or inspecting same or examining or making extracts of books and records of the Facility, but the same shall be done with as little disruption to the business of the Facility as possible. However, the books and records of the Facility shall not be removed from the Facility without the express written consent of Manager. Owner acknowledges that some books and records will be maintained at Manager's principal place of business.

     Owner shall direct all inquiries regarding operations, procedures, policies, employee relations, patient care, and all other matters concerning the Facility to the Senior Vice President of Manager's Managed Division or other officer of Manager as it may from time to time designate in a written notice to Owner.

     4.2 COOPERATION WITH MANAGER. Owner will fully cooperate with Manager in operating and supervising the operations of the Facility and will reimburse Manager for all funds expended or costs and expenses incurred to which Manager is entitled to reimbursement hereunder.

     4.3 OPERATING CAPITAL. Owner shall provide Manager with such amount of working capital as may be required from time to time for the operation of the Facility on a sound financial basis (including the payment of management fees and reimbursable expenses owed to Manager). If additional working capital is required, Manager shall notify Owner thereof in writing and Owner shall provide Manager with such increase in working capital within fifteen (15) days thereafter. If Owner fails to provide such additional working capital, Manager may, but is not obligated to, provide the same as a loan to Owner in accordance with Section 3.16.

     4.4 CAPITAL IMPROVEMENTS. Owner shall provide Manager with such amount of funds as may be required from time to time to make all necessary capital improvements to the Facility in order to maintain and continue standards of operation of the Facility as a nursing home. If additional capital improvement funds are required, Manager shall notify Owner thereof


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in  writing  and  Owner  shall  provide  Manager  with such  additional  capital improvement funds within fifteen (15) days thereafter. If Owner fails to provide such additional capital improvement funds, Manager may, but is not obligated to, provide the same as a loan to Owner in accordance with Section 3.16.


                                    ARTICLE V

                         COMPENSATION AND DISTRIBUTIONS

     5.1 As full and exclusive compensation for all of the services to be rendered by Manager during the Term of this Agreement, Owner shall pay to Manager at its principal office, or at such other place as Manager may from time to time designate in writing, and at the times hereinafter specified:

          (A) A monthly fee (the "Base Management Fee") equal to three percent (3%) of Gross Revenues derived for each calendar month of the Term; provided that if Gross Revenues for any calendar year exceed $350 million, then the Base Management Fee for such year shall be four percent (4%) of Gross Revenues for such calendar year and the resulting increase shall be paid in one installment with the last monthly payment of Base Management Fee for such year. The Base Management Fee shall be payable five (5) days after delivery to Owner of the monthly financial statements referred to in Section 3.11 (each such date being hereinafter referred to as a "Payment Date") and shall be calculated based upon the Gross Revenues of the Facilities during the preceding month as set forth in such financial statements. Notwithstanding the foregoing, if Gross Revenues for any three (3) consecutive month period in any calendar year beginning as of January 1, 1998, represent annualized Gross Revenues for such calendar year in excess of $350 million, then the monthly Base Management Fee thenceforth payable to Manager during such calendar year shall be an amount equal to four percent (4%) of Gross Revenues derived for each calendar month of the Term; provided, however, that if the actual Gross Revenues for any calendar year did not exceed $350 million, then the one percent (1%) overpayment of the Base Management Fee shall be offset against installments of the Base Management Fee next becoming due to Manager; and, provided, further, that if an Event of Default exists for failure to pay Rent under any Facility Sublease, then the amount of any overpayment of the Base Management Fee shall instead be paid by Manager for and on behalf of Owner to the owner of the Facility under the specified Facility Sublease to remedy the Event of Default, with the remainder of such overpayment (if any) used to offset against installments of the Base Management Fee next becoming due to Manager. For purposes of determining whether the actual Gross Revenues for the calendar year ending December 31, 1998 exceeded $350 million, Gross Revenues for the Facilities shall be calculated using both (i) revenues and income received by the Owners during the period of such calendar year that Manager manages the Facilities pursuant to this Agreement and (ii) revenues and income received by the Owners (or any predecessor in interest to an Owner) during the prior period of such calendar year.

          (B) An annual fee (the "Incentive Management Fee") equal to seventy percent (70%) of the Net Cash Flow for each calendar year during the Term of this Agreement. The

Incentive Management Fee shall be: (1) calculated and earned on an annual basis; and (2) paid to Manager on an estimated basis in advance in equal monthly installments on each Payment Date. The estimated Incentive Management Fee for each year (other than the first year) shall be equal to the actual Incentive Management Fee paid to Manager for the previous year. For the first year, the estimated Incentive Management Fee shall be determined promptly after the date hereof by Manager and Owner. Promptly after the annual audited financial statements have been delivered to Owner's Managing Director, Manager shall give notice to Owner stating whether the installments of the Incentive Management Fee paid to Manager for such year were greater or less than the actual Incentive Management Fee earned. If there is a deficiency, Owner shall pay such amount to Manager within fifteen (15) days after such notice; and if there is an overpayment, the amount of such overpayment shall be offset against installments of the Incentive Management Fee next becoming due to Manager; provided, however, that if an Event of Default exists for failure to pay Rent under any Facility Sublease, then the amount of any overpayment of Incentive Management Fees shall instead be paid by Manager for and on behalf of Owner to the owner of the Facility under the specified Facility Sublease to remedy the Event of Default, with the remainder of such overpayment (if any) used to offset against installments of the Incentive Management Fee next becoming due to Manager. Manager shall be entitled to a pro-rata portion of the Incentive Management Fee for any partial calendar year during the Term. If and to the extent that Owner experiences bad debts or poor collections exceeding the amounts reserved for in its Budget, and as a result Owner is unable to pay all or any part of the monthly installment of the Incentive Management Fee for a particular month, the unpaid portion of such installment shall accrue and be payable (with interest as calculated pursuant to Section 5.3) as soon as cash flow permits but in no event later than at the end of the current year. The foregoing sentence shall not apply for more than one year.

          The formula for calculating the Net Cash Flow for the Facilities shall be as follows:

          From:     Gross Revenues for the Facilities  (calculated  according to
                    GAAP)

          Subtract: All amounts  described in Sections  3.10(a),  (b), (c), (d),
                    (e), (f), (g), (h), (i), and (j) hereof

     5.2 For the purposes of determining such management fees, "Gross Revenues" means, for any period, all revenues and income of any kind derived directly or indirectly by the Owners during such period, including rental or other payment from concessionaires, licensees, tenants, and other users of all Facilities covered by this Agreement, and from the sale of products and/or the furnishing of services (including all revenues or receipts derived from or associated with the Proprietary Materials (as defined in the Franchise Agreement)), but excluding therefrom all bequests, gifts, or similar donations, whether on a cash basis or on credit, paid or unpaid, collected or uncollected, as determined in accordance with GAAP, excluding, however:

          (A) federal, state, and municipal excise, sales, and use taxes collected directly from patients as a part of the sales prices of any goods or services;

          (B) proceeds of any life insurance policies;

          (C) gains or losses arising from the sale or other disposition of capital assets;

          (D) any reversal or accrual of any contingency or tax reserve;

          (E) interest earned on sinking funds, Special Security Accounts, bonds funds, etc. originally and specifically formed as a requirement of any bond issue (if any) utilized to finance the Facility; and

          (F) bad debt expense.

     The proceeds of business interruption insurance or proceeds as a result of Medicare and Medicaid audits shall be included in Gross Revenues for the period in which they are received. However, funds required to be repaid as a result of Medicare and Medicaid audits shall be deducted from Gross Revenues for the period in which they are paid.

     5.3 Notwithstanding the foregoing, the Base Management Fee and the Incentive Management Fee (including any amount carried over pursuant to the succeeding sentence hereof) shall be payable on each Payment Date only to the extent that the Facility Funds (as defined in Section 3.10) shall be sufficient as of such date. In the event that any portion of the Base Management Fee and the Incentive Management Fee is not paid due to the insufficiency of Facility Funds, interest shall accrue on such unpaid amount at a rate per annum equal to the prime rate of Citibank, N.A. then in effect, plus two percent (2%), and such total amount shall be carried over and be payable on the immediately succeeding Payment Date. When Facility Funds become available to pay past due Base Management Fees and Incentive Management Fees, the fees shall be deemed to be paid in the order in which they were earned. Any and all accrued and unpaid Base Management Fees and Incentive Management Fees shall become immediately and fully payable by Owner upon the expiration or any termination of this Agreement, regardless of the availability of Facility Funds.

     5.4 (A) In order to secure performance and payment of all obligations and liabilities of Owner to Manager under this Agreement, whether now existing or hereafter arising, including, without limiting the generality of the foregoing, the payment of all Base Management Fees, Incentive Management Fees, and reimbursable expenses of Manager (collectively, the "Obligations"), Owner hereby grants to Manager a security interest in all of the assets of the Facility, including, but not limited to, the following described property (collectively, the "Collateral"):

          (I) Owner's leasehold interest in the Facility and any and all rights that Owner now has or may hereafter acquire to purchase the Facility;

          (II) all accounts receivable now owned or hereafter acquired by Owner in connection with the Facility;

          (III) all equipment, furniture, and fixtures now owned or hereafter acquired by Owner and located at or used in connection with the Facility;

          (IV) all contract rights now owned or hereafter acquired by Owner in connection with the operation of the Facility;

          (V) all inventory, supplies, goods, merchandise, work in progress, finished goods, and other personal property other than accounts receivable now owned or hereafter acquired by Owner and located at or used in connection with the Facility;

          (VI) all licenses, permits and other intangible assets; and

          (VII) any and all proceeds of any of the foregoing.

          (B) Manager shall have, in any jurisdiction where enforcement of this Agreement is sought, in addition to any and all other rights and remedies it may have under this Agreement, or at law, in equity, by statute or otherwise, all the rights and remedies of a secured creditor under the Uniform Commercial Code, including, but not limited to, the right to any deficiency remaining after disposition of the Collateral.

          (C) This security interest is (and shall at all times be) subordinate to: (i) any security interests granted (or to be granted) in connection with the working capital line of credit for the Facility, (ii) any security interests granted (or to be granted) to Lessor under the Lease, and (iii) any mortgages of the Facility.


                                   ARTICLE VI

                              INTENTIONALLY OMITTED


                                   ARTICLE VII

                              INTENTIONALLY OMITTED


                                  ARTICLE VIII

                               TERMINATION RIGHTS

     8.1 TERMINATION BY OWNER. If at any time or from time to time during the Term any of the following events shall occur and not be remedied within the applicable period of time herein specified, namely:

          (A) Manager shall apply for or consent to the appointment of a receiver, trustee, or liquidator of Manager of all or a substantial part of its assets, file a voluntary petition in bankruptcy, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Manager as bankrupt or insolvent or approving a petition seeking reorganization of Manager or appointing a receiver, trustee, or liquidator of Manager or of all or substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days; or

          (B) Manager shall materially fail to keep, observe, or perform any covenant, agreement, term or provision of this Agreement to be kept, observed, or performed by Manager, and such default shall continue for a period of sixty
(60) days after written notice thereof by Owner to Manager; or

          (C) Manager shall, in the performance of its services hereunder, engage in self-dealing, commit fraud, or act (or fail to act) in a manner which constitutes willful misconduct or gross negligence and shall not cure or correct such matter within sixty (60) days after written notice thereof by Owner to Manager;

then in case of any such event and upon the expiration of the period of grace (if any) applicable thereto, the Term of this Agreement shall expire, at Owner's option and upon ten (10) days written notice to Manager; provided, however, that in the case of a default as described in subsection (b) above, this Agreement may be terminated only as to the Facility with respect to which such default has occurred.

     8.2 TERMINATION BY MANAGER. If at any time or from time to time during the Term any of the following events shall occur and not be remedied within the applicable period of time herein specified, namely:

          (A) Owner shall fail to keep, observe, or perform any covenant, agreement, term or provision of this Agreement to be kept, observed, or performed by Owner (except for a payment default described in Section 8.2(b) below) and such default shall continue for a period of sixty (60) days after written notice thereof by Owner to Manager;

          (B) Owner shall fail to make any payment required hereunder and such default shall continue for a period of sixty (60) days after written notice from Owner to Manager;

          (C) The Facility or any portion thereof shall be damaged or destroyed by fire or other casualty and (i) Owner shall fail to undertake to repair, restore, rebuild, or replace any such damage or destruction within forty-five
(45) days after such fire or other casualty, or shall fail to complete such work diligently, and (ii) Owner shall fail to permit Manager to undertake to repair, restore, rebuild, or replace, at Owner's expense, any such damage or destruction within forty-five (45) days after such fire or other casualty;

          (D) Owner shall apply for or consent to the appointment of a receiver, trustee, or liquidator of Owner or of all or a substantial part of its assets, file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file a petition or any answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Owner bankrupt or appointing a receiver, trustee, or liquidator of Owner with respect to all or substantial part of the assets of Owner, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days;

          (E)  Any  license  for  the  Facility  or the  Lease  is at  any  time suspended, terminated, or revoked and such suspension, termination, or revocation shall continue unstayed and in effect for a period of sixty (60) consecutive days; or

          (F) Facility Funds shall be insufficient for the payment of the Base Management Fees to Manager pursuant to Article V hereof for a period of at least two consecutive fiscal quarters (other than as a result of the mismanagement or other wrongful act or omission of Manager);

then in case of any such event and upon the expiration of the period of grace (if any) applicable thereto, the term of this Agreement shall expire, at Manager's option and upon ten (10) days written notice to Owner and Lessor; provided, however, that in the case of a default as described in subsection (b) above, this Agreement may be terminated only as to the Facility with respect to which such default has occurred.

     8.3 MATERIAL ADVERSE CHANGE. Manager shall be entitled to terminate this Agreement as to any Facility in the event that any material adverse change occurs in the financial or operating condition of such Facility, its business or prospects. Such termination shall become effective three (3) months after Manager delivers a termination notice to Owner and Lessor; however, if Owner and Manager agree that Owner should sell its interest in the Facility, Manager shall continue to manage the Facility for a period not to exceed six (6) months after delivery of the termination notice to facilitate the sale of its interest in the Facility. Notwithstanding the preceding sentence, Manager shall have no right to terminate this Agreement pursuant to this Section 8.3 if the material adverse change in the Facility is due to the mismanagement or other act or omission of Manager.

     8.4 SURVIVING RIGHTS UPON TERMINATION. If either party exercises its option to terminate pursuant to this Article VIII, each party shall account for and pay to the other all sums due and owing pursuant to the terms of this Agreement within thirty (30) days after the effective date of termination. Without limiting the generality of the foregoing, within thirty (30) days after the effective date of termination of this Agreement, Owner shall be obligated to pay to Manager all accrued and unpaid Base Management Fees, a pro-rata portion of the Incentive Management Fees, and reimbursable expenses of Manager, together with all accrued and unpaid interest thereon, notwithstanding that available
Facility Funds may not be sufficient for such purposes. All other rights and obligations of the parties under this Agreement shall terminate (except as set forth in Article IX hereof), except that Manager's security interest in the Collateral shall not terminate until Manager has been paid in full.

     8.5 DISPUTE RESOLUTION.

          (A) In the event of any dispute or controversy arising under or in connection with this Agreement, the parties shall attempt to resolve such dispute or controversy by mediation as provided in this Section 8.5(a) prior to exercising any rights under the remaining provisions of Section 8.5. Either party may commence mediation by notice to the other party (the "Mediation Notice"), which notice shall name a proposed Mediator (as defined below) to resolve the dispute. The party receiving the Mediation Notice, within seven days after receipt, shall send the other party notice accepting the proposed Mediator (the "Acceptance Notice") or proposing an alternate Mediator (the "Alternate Notice"). Within seven (7) days after receipt of an Alternate Notice, the receiving party shall deliver notice accepting or rejecting the alternate Mediator. Within five (5) days after the Mediator has been selected the dispute shall be submitted to him or her by both parties, and the Mediator shall decide the dispute within fourteen (14) days thereafter. The decision of the Mediator shall not be binding upon the parties, and after the Mediator issues a decision either party may submit the dispute to arbitration, as provided in Sections 8.5(b) and (c). If the parties fail to agree upon a Mediator within twenty (20) days after receipt of the Mediation Notice, the dispute may be resolved as provided in Sections 8.5(b) and (c). "Mediator" means an individual with experience relevant to the matter in dispute who is not employed by or affiliated with either party and who does not have (and is not an officer, employee or director of an entity which has) significant business contacts with either party. Each party shall pay fifty percent of the costs of the Mediator.

          (B) Subject to Section 8.5(a), any dispute between Owner and Manager regarding a financial, tax, or accounting issue shall be resolved exclusively through arbitration conducted by a principal of KPMG Peat Marwick (the "Financial Arbitrator"). Either party may commence arbitration hereunder by notice to the other party and to the Financial Arbitrator, who shall decide the dispute. Each party shall pay fifty percent of the costs of the Financial Arbitrator. The Financial Arbitrator shall conduct the arbitration in any manner he or she elects; however, the Financial Arbitrator shall issue a final decision with respect to such dispute within thirty (30) days after the dispute is referred to him or her. The decision of such Financial Arbitrator shall be final and binding upon the parties and shall not be subject to appeal. Judgment upon the award rendered by the Financial Arbitrator may be entered in any court having in personam and subject matter jurisdiction over the parties.

          (C) Subject to Sections 8.5(a) and (b), any dispute or controversy arising under or in connection with this Agreement shall be settled exclusively by arbitration, conducted before a panel of three arbitrators, in accordance with the rules of the American Arbitration Association ("AAA") then in effect, and judgment may be entered on the arbitrators' award in any court having in personam and subject matter jurisdiction over the parties. Each party shall pay fifty percent of the costs of the AAA and the arbitrators. Each party shall select one arbitrator, and the two so designated shall select a third arbitrator. If either party shall fail to designate an arbitrator within seven
(7) days after arbitration is requested, or if the two arbitrators shall fail to select a third arbitrator within fourteen (14) days after arbitration is requested, then an arbitrator shall be selected by the AAA upon application of either party. In considering any issue under this Agreement, the arbitrators shall construe and interpret this Agreement strictly in accordance with the specific terms and provisions hereof and in accordance with the judicial decisions, statutes, and other indicia of the law of the state of Maryland.


                                   ARTICLE IX

                                 INDEMNIFICATION

     9.1 INDEMNIFICATION OF OWNER BY MANAGER. Manager shall indemnify and hold Owner and its members, officers, directors, shareholders, employees and affiliates harmless from any and all claims, losses, judgments, damages, expenses and liabilities whatsoever, (including reasonable attorneys' fees), incurred by any of them, arising out of Manager's material breach of this Agreement or any third party claims which are caused in whole or in part by any grossly negligent act, willful omission, fraud or self-dealing of Manager in connection with the performance of its duties under this Agreement. However, Manager's obligation to indemnify Owner shall not extend to any Medicare cost disallowances, or any Medicare, Medicaid, or other governmental fines or penalties. Manager's obligations under this Section 9.1 shall survive termination of this Agreement.

     9.2 INDEMNIFICATION OF MANAGER BY OWNER. Owner shall indemnify and hold Manager and Manager's officers, directors, shareholders, employees and affiliates harmless from any and all claims, losses, judgments, damages, expenses and liabilities whatsoever (including reasonable attorneys' fees) incurred by any of them in connection with, by reason of, or arising out of: (i) Manager's performance of services, or undertaking of responsibilities under this Agreement; (ii) Manager's status as manager of the Facility; (iii) any default by Owner in keeping Owner's obligations under this Agreement; (iv) any damage to property, or injury or death to persons, occurring in or with respect to the Facility; and/or (v) any other claim asserted against any of them in connection with the Facility or any matter relating thereto, excluding, however, any matters covered by Manager's indemnity under Section 9.1.

     9.3 CONTROL OF DEFENSE OF INDEMNIFIABLE CLAIMS. A party seeking indemnification under this Article IX shall give the other party prompt written notice of the claim for which it seeks indemnification. Failure of the party seeking indemnification to give such prompt notice shall not relieve the other party of its indemnification obligation, provided that such indemnification obligation shall be reduced by any damages suffered by such other party resulting from a failure to give prompt notice hereunder. The party receiving the aforementioned notice shall provide the defense of such claim, including, without limitation, retention and payment of attorneys.

     9.4 LIMITATION OF EXPENDITURE OBLIGATION. Notwithstanding anything to the contrary in this Agreement, Manager shall have no obligation whatsoever to make any advance to or for the account of Owner, or to pay any amount contemplated for, or required of, Manager under this Agreement, or to incur any expenditure obligation--whether ordinary or capital--except to the extent that funds are available for such purpose (in Manager's reasonable judgment), either from working capital or capital funds provided by Owner or otherwise from the Facility Funds. Moreover, if Manager so requests, from time to time, Owner shall sign, as principal, any contract or agreement which Manager is authorized or required to execute pursuant to this Agreement to evidence that Manager is acting solely as Owner's agent and not as principal.


                                    ARTICLE X

                        CONFIDENTIALITY; NON-SOLICITATION

     10.1 NON-DISCLOSURE OF CONFIDENTIAL INFORMATION. Owner acknowledges that Manager's business involves the development and use of Confidential Information (defined below) and that Manager will make available such Confidential Information to Owner and the Facility in connection with Manager's duties under this Agreement. Manager acknowledges that Owner and the Facility's business involves the development and use of Confidential Information and that Owner and the Facility will make available such Confidential Information to Manager in connection with Manager's duties under this Agreement (subject to Owner's obligations as Franchisee under the Franchise Agreement). Except as Owner and Manager may disclose in fulfillment of their duties and responsibilities under this Agreement (subject to Owner's obligations as Franchisee under the Franchise Agreement) or as may be required to be disclosed by Owner, the Facility and Manager by law, the parties and their respective officers, directors, employees or agents shall not, at any time during or after the term of this Agreement, divulge, furnish or make accessible Confidential Information to any person or entity for any purpose whatsoever. "Confidential Information" means any confidential or proprietary information, including, without limitation, manuals, forms, policies and procedures, computer programs, system documentation and related software, patient records and patient information, and any other information of any kind with respect to the finances, business plans or business operations of the parties.

     10.2 NON-USE AND RETURN OF MATERIALS. Effective upon a termination of this Agreement for any reason whatsoever, the parties and their respective officers, directors, employees and agents shall not use any Confidential Information for any purpose whatsoever, including, but not limited to, use in connection with the operation and management of Facility.

     10.3 NON-SOLICITATION. Owner and Manager agree that, for the entire term of this Agreement and for twelve (12) months after the date that this Agreement is terminated, (a) Owner shall not entice or induce, directly or indirectly, any employee to leave the employ of Manager to work with or for Owner, or to work with any person or entity with whom Owner becomes affiliated, and (b) Manager shall not entice or induce, directly or indirectly, any employee to leave the employ of Owner to work with or for Manager, or to work with any other person or entity with whom Manager is or becomes affiliated.

     10.4  REMEDIES.  The  parties  agree  that an  aggrieved  party  who is the beneficiary of any restriction contained herein may not be adequately compensated for damages for a breach of the covenants contained in this Article X, and such aggrieved party shall be entitled to injunctive relief and specific performance in addition to all other remedies. If a court of competent jurisdiction shall finally determine that the restraints provided for in this
Article X are too broad as to the activity, geographic area or time covered, said activity, geographic area or time covered will be reduced to whatever extent the court deems necessary, and such covenant shall be enforced as to such reduced activity, geographic area or time period.


                                   ARTICLE XI

                                  CONDEMNATION

     If the whole of any Facility shall be taken or condemned in any eminent domain, condemnation, compulsory acquisition, or like proceeding by a competent authority for any public or quasi-public use or purpose or if such portion thereof shall be taken or condemned as to make it unsuitable for its primary intended use, then the Term shall cease and terminate as to such Facility on the date on which Owner shall be required to surrender possession of the Facility. Manager shall continue to supervise and direct the management of the Facility until such time as Owner shall be required to surrender possession of the Facility as a consequence of such taking or condemnation.

     If only a part of a Facility shall be taken or condemned and the taking or condemnation of such part does not make it unsuitable for its primary intended use, this Agreement shall not terminate.


                                   ARTICLE XII

                             SUCCESSORS AND ASSIGNS

     12.1 ASSIGNMENTS BY MANAGER. Manager, without the consent of Owner or Lessor, shall have the right to assign this Agreement to a wholly or majority owned subsidiary of Manager or Integrated Health Services, Inc., provided, that Manager shall not thereby be released from its obligations hereunder. In the event that all or substantially all the assets of Manager or its capital stock shall during the term of this Agreement be acquired by another corporation (hereinafter referred to as the "Acquiring Corporation") as a result of a merger, consolidation, reorganization, or other transaction, and the Acquiring Corporation assumes all of the obligations of Manager then accrued hereunder, if any, then Manager shall be relieved of all such obligations (and such Acquiring Corporation shall be relieved of liability hereunder if it subsequently is involved in such an acquisition). Except as otherwise permitted herein, Manager shall have no right to assign this Agreement.

     12.2 SALE, ASSIGNMENT OR SUBLEASE BY OWNER; RELATED MATTERS. Any sale, sublease, or assignment with respect to any Facility, other than to Manager, shall be expressly subject to the terms and provisions of this Agreement and shall not relieve Owner of its liability or obligations hereunder, and Owner shall cause any purchaser, assignee, or sublessee to deliver to Manager written acknowledgment of its agreement to perform hereunder including the payment of the management fees described herein. Owner shall not sublease all or any portion of any Facility without the prior written consent of Manager, which may be granted or withheld in Manager's sole and absolute discretion. Except with respect to matters involving the Lease and Lessor, Owner may not at any time, without the prior written consent of Manager, incur any additional debt or subject its interest in any Facility or any part thereof to the lien of one or more deeds of trust, mortgages, or other security instruments. In the event that such consent is given, such additional debt or security interest shall be subordinate to Manager's rights and security interest granted pursuant to this Agreement.


                                  ARTICLE XIII

                            MISCELLANEOUS PROVISIONS

     13.1 NO PARTNERSHIP OR JOINT VENTURE. Nothing contained in the Agreement shall constitute or be construed to be or create a partnership or joint venture between Owner, its successors, or assigns on the one part and Manager, its successors, or assigns on the other part. Notwithstanding the foregoing, the parties hereby agree that they shall each have a duty to act in good faith and to deal fairly with the other party hereto.

     13.2 MODIFICATIONS AND CHANGES. This Agreement cannot be changed or modified except by another agreement in writing signed by Owner and Manager.

     13.3 UNDERSTANDING AND AGREEMENTS. This Agreement and the Facilities Management Agreements constitute the entire understanding and agreement of whatsoever nature or kind existing between the parties with respect to Manager's management of the Facility.

     13.4 HEADINGS, ETC. The article and paragraph headings contained herein are for convenience of reference only and are not intended to define, limit, or describe the scope of intent of any provision of this Agreement. The Exhibits and Schedules attached hereto form part of this Agreement.

     13.5 APPROVAL OR CONSENT. Whenever under any provisions of this Agreement, the approval or consent of either party is required, the decision thereon shall be promptly given and such approval or consent shall not be unreasonably withheld, unless this Agreement expressly provides that a decision shall be made in a party's sole discretion. It is further understood and agreed that whenever under any provisions of this Agreement the approval or consent of Owner is required, such approval or consent may be given by Timothy F. Nicholson or such other person designated in a notification signed by or on behalf of Owner. For all purposes under this Agreement, Manager shall determine solely from the latest such notification received by it the person or persons authorized to give such approval or consent. Manager shall rely exclusively and conclusively on the designation set forth in such notification, notwithstanding any notice of knowledge to the contrary.

     13.6 GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Maryland.

     13.7   ENFORCEABILITY.   Should  any   provision   of  this   Agreement  be
unenforceable as between the parties, such unenforceability shall not affect the enforceability of the other provisions of this Agreement.

     13.8  COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

                                     PART II
                           OTHER TERMS AND CONDITIONS


                                    ARTICLE I

                              INTENTIONALLY OMITTED


                                   ARTICLE II

                         REPRESENTATIONS AND WARRANTIES

     2.1 ORGANIZATION AND STANDING OF LYRIC. Lyric represents and warrants to Manager that Lyric is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware. Copies of the Certificate of Formation and Operating Agreement of Lyric, and all amendments thereof to date, have been, if requested, delivered to Manager and are complete and correct in all material respects. Lyric has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it.

     2.2 ABSENCE OF CONFLICTING AGREEMENTS. Lyric represents and warrants to Manager that neither the execution or delivery of this Agreement, including all Exhibits and Schedules hereto, or any of the other instruments and documents required or contemplated hereby and thereby (the "Transaction Documents") by Lyric, nor the performance by Lyric of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default or requires the consent of any third party under (i) the Certificate of Formation or the Operating Agreement of Lyric; or (ii) to the best of its knowledge after due inquiry, any applicable law, rule, judgment, order, writ, injunction, or decree of any court, currently in effect; or (iii) to the best of its knowledge after due inquiry, any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (iv) any agreement, indenture, contract or instrument to which Lyric is now a party or by which the assets of Lyric are bound.

     2.3 ORGANIZATION AND STANDING OF MANAGER. Manager represents and warrants to Lyric that Manager is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware. Copies of the Articles of Incorporation and By-Laws of Manager, and all amendments thereof to date, have been, if requested, delivered to Lyric and are complete and correct in all material respects. Manager has the power and authority to own the property and assets now owned by it and to conduct the business presently being conducted by it.

     2.4 ABSENCE OF CONFLICTING AGREEMENTS. Manager represents and warrants to Lyric that neither the execution or delivery of this Agreement, including all Exhibits and Schedules hereto, or any of the Transaction Documents by Manager, nor the performance by Manager of the transactions contemplated hereby and thereby, conflicts with, or constitutes a breach of or a default or requires the consent of any third party under (i) the Articles of Incorporation or ByLaws of Manager, or (ii) to the best of its knowledge after due inquiry, any applicable law, rule, judgment, order, writ, injunction, or decree of any court, currently in effect; or (iii) to the best of its knowledge after due inquiry, any applicable rule or regulation of any administrative agency or other governmental authority currently in effect; or (iv) any agreement, indenture, contract or instrument to which Manager is now a party or by which the assets of Manager are bound.


                                   ARTICLE III

                               TERMINATION RIGHTS

     This Agreement may be terminated and, except as to liabilities or claims of either party hereto which shall have theretofore accrued or arisen, the obligations of the parties hereto with respect to this Agreement may be terminated, upon the happening of any of the following events:

     3.1 TERMINATION BY LYRIC. If at any time or from time to time during the term of this Agreement any of the following events shall occur and not be remedied within the applicable period of time herein specified, namely:

          (A) Manager shall apply for or consent to the appointment of a receiver, trustee, or liquidator of Manager of all or a substantial part of its assets, file a voluntary petition in bankruptcy, make a general assignment for the benefit of creditors, file a petition or an answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by any court of competent jurisdiction, on the application of a creditor, adjudicating Manager as bankrupt or insolvent or approving a petition seeking reorganization of Manager or appointing a receiver, trustee, or liquidator of Manager or of all or substantial part of its assets, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days; or

          (B) all of the Facility Management Agreements are terminated;

then in case of any such event and upon the expiration of the period of grace (if any) applicable thereto, the term of this Agreement shall expire, at Lyric's option and upon ten (10) days written notice to Manager.

     3.2 TERMINATION BY MANAGER. If at any time or from time to time during the term of this Agreement any of the following events shall occur and not be remedied within the applicable period of time herein specified, namely:

          (A) Lyric shall apply for or consent to the appointment of a receiver, trustee, or liquidator of Lyric or of all or a substantial part of its assets, file a voluntary petition in bankruptcy or admit in writing its inability to pay its debts as they become due, make a general assignment for the benefit of creditors, file a petition or any answer seeking reorganization or arrangement with creditors or take advantage of any insolvency law, or if an order, judgment or decree shall be entered by a court of competent jurisdiction, on the application of a creditor, adjudicating Lyric bankrupt or appointing a receiver, trustee, or liquidator of Lyric with respect to all or substantial part of the assets of Lyric, and such order, judgment or decree shall continue unstayed and in effect for any period of ninety (90) consecutive days; or

          (B) all of the Facility Management Agreements are terminated;

then in case of any such event and upon the expiration of the period of grace (if any) applicable thereto, the term of this Agreement shall expire, at Manager's option and upon ten (10) days written notice to Lyric.

     3.3 NO SURVIVING RIGHTS UPON TERMINATION. Upon termination of this Agreement all rights and obligations of Lyric and Manager in this Agreement shall terminate.


                                   ARTICLE IV

                                    INSURANCE

     4.1 POLICIES. Subject to Section 4.4 of this Part II, Lyric shall apply for, obtain and maintain on behalf of the Owners and at its own expense at all times during the Term, all insurance required to be maintained by the Owners under the Leases, or if the Leases are not in effect, such insurance as Owners shall direct Lyric to maintain.

     4.2 INSURANCE COMPANIES. All insurance provided for under the foregoing provisions of this Section shall be effected by policies issued by insurance companies with at least an "A-XI" rating from A.M. Best and Company, of good reputation, of sound adequate financial responsibility, and properly licensed and qualified to do business.

     4.3 INSURED PARTIES.  Each of the polices of insurance required by Part II,
Section 4.1 shall insure each Owner and their respective members, officers, partners, directors, shareholders, managers and employees, as well as each Lessor and mortgage lender. Manager, its officers, partners, directors, shareholders, managers and employees shall, to the extent permissible, be named as additional insured under all such policies of insurance.

     4.4 MASTER POLICY. Notwithstanding the other provisions of Part II, Article 4, Manager is authorized and directed to obtain a master policy of insurance naming the parties described in Part II, Section 4.3 as additional or named insureds (as specified therein), in the amounts and for the coverages required by Part II, Section 4.1, which policy may be obtained by Integrated Health Services, Inc. or its affiliates and which may be a policy of a so-called "captive" insurance company.

                                    ARTICLE V

                            MISCELLANEOUS PROVISIONS

     5.1 NOTICES. Any notice or other communication by either party to the other shall be in writing and shall be given and be deemed to have been duly given, upon the date delivered if delivered personally (including by commercial express service) or upon the date received if mailed postage pre-paid, registered, express, or certified mail, addressed as follows:

         To Lyric:         LYRIC HEALTH CARE LLC

                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:       Daniel J. Booth
                           Copy to:         Marshall A. Elkins, Esq.

         To Manager:       IHS FACILITY MANAGEMENT, INC.

                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:       Daniel J. Booth
                           Copy to:         Marshall A. Elkins, Esq.

         With a copy to:   INTEGRATED HEALTH SERVICES, INC.
                           10065 Red Run Boulevard
                           Owings Mills, Maryland  21117
                           Attention:       Daniel J. Booth
                           Copy to:         Marshall A. Elkins,  Esq.

or to such other address, and to the attention of such other person or officer as either party may designate in writing by notice.

     5.2 NO PARTNERSHIP OR JOINT VENTURE. Nothing contained in the Agreement shall constitute or be construed to be or create a partnership or joint venture between Lyric, its successors, or assigns on the one part and Manager, its successors, or assigns on the other part. Notwithstanding the foregoing, the parties hereby agree that they shall each have a duty to act in good faith and to deal fairly with the other party hereto.

     5.3 MODIFICATIONS AND CHANGES. This Agreement cannot be changed or modified except by another agreement in writing signed by Lyric and Manager.

     5.4 UNDERSTANDING AND AGREEMENTS. This Agreement and the Master Management Agreement constitute the entire understanding and agreement of whatsoever nature or kind existing between the parties with respect to Manager's management of the Facility.

     5.5 HEADINGS, ETC. The article and paragraph headings contained herein are for convenience of reference only and are not intended to define, limit, or describe the scope of intent of any provision of this Agreement. The Exhibits and Schedules attached hereto form part of this Agreement.

     5.6 APPROVAL OR CONSENT. Whenever under any provisions of this Agreement, the approval or consent of either party is required, the decision thereon shall be promptly given and such approval or consent shall not be unreasonably withheld, unless this Agreement expressly provides that a decision shall be made in a party's sole discretion. It is further understood and agreed that whenever under any provisions of this Agreement the approval or consent of Lyric is required, such approval or consent is given by the person or any one of the persons, as the case may be, designated in a notification signed by or on behalf of Lyric. For all purposes under this Agreement, Manager shall determine solely from the latest such notification received by it the person or persons authorized to give such approval or consent. Manager shall rely exclusively and conclusively on the designation set forth in such notification, notwithstanding any notice of knowledge to the contrary.

     5.7 GOVERNING LAW. This Agreement shall be deemed to have been made and shall be construed and interpreted in accordance with the laws of the State of Maryland.

     5.8 ENFORCEABILITY. Should any provision of this Agreement be unenforceable
as  between   the   parties,   such   unenforceability   shall  not  affect  the
enforceability of the other provisions of this Agreement.

     5.9   COUNTERPARTS.   This  Agreement  may  be  executed  in  two  or  more
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.


                             SIGNATURE PAGE FOLLOWS

     IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amended and Restated Master Management Agreement as of the date first above written.

                                       MANAGER:

                                       IHS FACILITY MANAGEMENT, INC.

                                       By:                            (Seal)
                                          ----------------------------
                                       Name:  Daniel J. Booth
                                            --------------------------
                                       Title: Senior Vice President
                                             -------------------------

                                       LYRIC:

                                       LYRIC HEALTH CARE LLC

                                       By: Integrated Health Services, Inc., its
                                           Member

                                       By:                            (Seal)
                                          ----------------------------
                                       Name:  Daniel J. Booth
                                            --------------------------
                                       Title: Senior Vice President
                                             -------------------------

                                    EXHIBIT A

                        EXAMPLES OF REIMBURSABLE EXPENSES

The following is a list of expenses not included in the Base Management Fee or Incentive Management Fee. These Facility-specific expenses are passed directly to the Facility in connection with which the expense was incurred.

          o Administrator wages, benefits and related travel expenses. (This includes an annual administrator conference).

          o    Computer hardware and software purchased for the Facility.

          o    Facility-specific legal and accounting fees.

          o    Facility-specific   fees  associated   with  union   organization
               attempts, elections, etc.

          o    Payroll processing fee.

          o Outside consultants used for Medicare or Medicaid cost reports and Medicare exception requests.

          o    Travel costs for Facility personnel training.

          o Other travel costs of Manager specifically allocable to the Facility.




                                     Ex. A-1

                                   SCHEDULE 1

                          CURRENT OWNERS AND FACILITIES

--------------------------------------------------------------------------------------------------------
OWNER                                                   NAME OF FACILITY
--------------------------------------------------------------------------------------------------------
F. L. C. Sarasota Nursing Pavilion, Inc.                Integrated Health Services of Florida at Sarasota
                                                        Nursing Pavilion
--------------------------------------------------------------------------------------------------------
Pinellas Park Nursing Home, Inc.                        Integrated Health Services of Pinellas Park
--------------------------------------------------------------------------------------------------------
Central Park Lodges (Tarpon Springs), Inc.              Integrated Health Services of Tarpon Springs
--------------------------------------------------------------------------------------------------------
Integrated Health Services at Waterford                 Integrated Health of Waterford Commons, Inc.
Commons
--------------------------------------------------------------------------------------------------------
Cambridge Group of Pennsylvania, Inc.                   Integrated Health Services of Hershey at
                                                        Woodlands
--------------------------------------------------------------------------------------------------------
Gainesville Health Care Center, Inc.                    Integrated Health Services at Gainesville
--------------------------------------------------------------------------------------------------------
Rest Haven Nursing Center (Chestnut Hill), Inc.         Integrated Health Services of Chestnut Hill
--------------------------------------------------------------------------------------------------------
Claremont Integrated Health, Inc.                       Integrated Health Services of New Hampshire at
                                                        Claremont
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 123, Inc.                           Crestwood Care Center
--------------------------------------------------------------------------------------------------------
Integrated Management - Governor's Park, Inc.           Governor's Park Nursing and Rehabilitation
                                                        Center
--------------------------------------------------------------------------------------------------------
Integrated Health Services of Colorado Springs,         Integrated Health Services of Colorado Springs
Inc.
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 103, Inc.                           Horizon Healthcare & Specialty Center
                                                        (HHC- Daytona)
--------------------------------------------------------------------------------------------------------
Integrated Health Services at Central Florida,          Integrated Health Services of Vero Beach
Inc.
--------------------------------------------------------------------------------------------------------
Briar Hill, Inc.                                        Integrated Health Services of Florida at
                                                        Auburndale
--------------------------------------------------------------------------------------------------------
Bethamy Living Center Limited Partnership               Integrated Health Services of Florida at
                                                        Clearwater
--------------------------------------------------------------------------------------------------------
Integrated Health Services at Central Florida,          Integrated Health Services of Florida at Fort
Inc.                                                    Pierce
--------------------------------------------------------------------------------------------------------


                                    Sch. 1-1

--------------------------------------------------------------------------------------------------------
OWNER                                                   NAME OF FACILITY
--------------------------------------------------------------------------------------------------------
Integrated Health Services at Briarcliff Haven,         Integrated Health Services of Atlanta at
Inc.                                                    Briarcliff Haven
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 114, Inc.                           Lynwood Manor
--------------------------------------------------------------------------------------------------------
Cedarcroft Health Services, Inc.                        Integrated Health Services of St. Louis at Big
                                                        Bend Woods
--------------------------------------------------------------------------------------------------------
Manchester Integrated Health, Inc.                      Integrated Health Services of New Hampshire at
                                                        Manchester
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 121, Inc.                           Ruidoso Care Center
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 125, Inc.                           Meadowview Care Center
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 124, Inc.                           Washington Square
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 168, Inc.                           HSH Midwest City
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 127, Inc.                           Midwest City Nursing
--------------------------------------------------------------------------------------------------------
Rest Haven Nursing Center (Whitemarsh), Inc.            Integrated Health Services at Whitemarsh
--------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.                            Amarillo Specialty Hospital
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 128, Inc.                           Doctors Healthcare Center
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 140, Inc.                           Harbor View  Care Center
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 134, Inc.                           Heritage Estates
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 132, Inc.                           Heritage Gardens
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 138, Inc.                           Heritage Manor Longview
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 129, Inc.                           Heritage Manor Plano
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 133, Inc.                           Heritage Place of Grand Prairie
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 131, Inc.                           Horizon Healthcare -El Paso
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 170, Inc.                           HSH- Corpus Christi
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 171, Inc.                           HSH- El Paso
--------------------------------------------------------------------------------------------------------
Integrated of Amarillo, Inc.                            Integrated Health Services of Amarillo
--------------------------------------------------------------------------------------------------------
Integrated Health Services at Hanover House,            Mountain View Place
Inc.
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 139, Inc.                           Parkwood Place
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 174, Inc.                           Plano Specialty Hospital (HSH- Plano)
--------------------------------------------------------------------------------------------------------


                                    Sch. 1-2

--------------------------------------------------------------------------------------------------------
OWNER                                                   NAME OF FACILITY
--------------------------------------------------------------------------------------------------------
IHS Acquisition No. 136, Inc.                           Silver Springs Nursing and Rehabilitation Center
--------------------------------------------------------------------------------------------------------







                                    Sch. 1-3

                                   SCHEDULE 2

                        MASTER LEASES/FACILITY SUBLEASES


A. Master Lease, dated as of January 13, 1998, between Lyric Health Care Holdings, Inc. and Omega Healthcare Investors, Inc.:

     1. Facility Sublease, dated as of January 13, 1998, between Rest Haven Nursing Center (Chestnut Hill), Inc. and Lyric Health Care Holdings, Inc.

     2. Facility Sublease, dated as of January 13, 1998, between Claremont Integrated Health, Inc. and Lyric Health Care Holdings, Inc.

     3. Facility Sublease, dated as of January 13, 1998, between Gainesville Healthcare Center, Inc. and Lyric Health Care Holdings, Inc.

     4. Facility Sublease, dated as of December __, 1998, between IHS Acquisition No. 123, Inc. and Lyric Health Care Holdings, Inc.

     5. Facility Sublease, dated as of January 13, 1998, between Integrated Management- Governor's Park, Inc., and Lyric Health Care Holdings, Inc.

B. Master Lease, dated as of March 31, 1998, between Lyric Health Care Holdings II, Inc. and Omega Healthcare Investors, Inc.:

     1. Facility Sublease, dated as of March 31, 1998, between F. L. C. Sarasota Nursing Pavilion, Inc. and Lyric Health Care Holdings II, Inc..

     2. Facility Sublease, dated as of March 31, 1998, between Pinellas Park Nursing Home, Inc. and Lyric Health Care Holdings II, Inc.

     3. Facility Sublease, dated as of March 31, 1998, between Central Park Lodges (Tarpon Springs), Inc. and Lyric Health Care Holdings II, Inc.

     4. Facility Sublease, dated as of March 31, 1998, between Integrated Health of Waterford Commons, Inc. and Lyric Health Care Holdings II, Inc.

     5. Facility Sublease, dated as of March 31, 1998, between Cambridge Group of Pennsylvania, Inc. and Lyric Health Care Holdings II, Inc.


                                    Sch. 2-1

C. Master Lease, dated as of December 31, 1998, between Lyric Health Care Holdings III, Inc. and Monarch Properties, LP:

     1. Facility Sublease, dated as of December 31, 1998, between Integrated Health Services at Colorado Springs, Inc. and Lyric Health Care Holdings III, Inc.

     2. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 103, Inc. and Lyric Health Care Holdings III, Inc.

     3. Facility Sublease, dated as of December 31, 1998, between Integrated Health Services at Central Florida, Inc. and Lyric Health Care Holdings III, Inc.

     4. Facility Sublease, dated as of December 31, 1998, between Briar Hill, Inc. and Lyric Health Care Holdings III, Inc.

     5. Facility Sublease, dated as of December 31, 1998, between Bethamy Living Center Limited Partnership and Lyric Health Care Holdings III, Inc.

     6. Facility Sublease, dated as of December 31, 1998, between Integrated Health Services at Central Florida, Inc. and Lyric Health Care Holdings III, Inc.

     7. Facility Sublease, dated as of December 31, 1998, between Integrated Health Services at Briarcliff Haven, Inc. and Lyric Health Care Holdings III, Inc.

     8. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 114, Inc. and Lyric Health Care Holdings III, Inc.

     9. Facility Sublease, dated as of December 31, 1998, between Cedarcroft Health Services, Inc. and Lyric Health Care Holdings III, Inc.

     10. Facility Sublease, dated as of December 31, 1998, between Manchester Integrated Health, Inc. and Lyric Health Care Holdings III, Inc.

     11. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 121, Inc. and Lyric Health Care Holdings III, Inc.

     12. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 125, Inc. and Lyric Health Care Holdings III, Inc.

     13. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 124, Inc. and Lyric Health Care Holdings III, Inc.

     14. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 168, Inc. and Lyric Health Care Holdings III, Inc.


                                    Sch. 2-2

     15. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 127, Inc. and Lyric Health Care Holdings III, Inc.

     16. Facility Sublease, dated as of December 31, 1998, between Rest Haven Nursing Center (Whitemarsh), Inc. and Lyric Health Care Holdings III, Inc.

     17. Facility Sublease, dated as of December 31, 1998, between Integrated of Amarillo, Inc. and Lyric Health Care Holdings III, Inc.

     18. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 128, Inc. and Lyric Health Care Holdings III, Inc.

     19. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 140, Inc. and Lyric Health Care Holdings III, Inc.

     20. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 134, Inc. and Lyric Health Care Holdings III, Inc.

     21. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 132, Inc. and Lyric Health Care Holdings III, Inc.

     22. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 138, Inc. and Lyric Health Care Holdings III, Inc.

     23. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 129, Inc. and Lyric Health Care Holdings III, Inc.

     24. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 133, Inc. and Lyric Health Care Holdings III, Inc.

     25. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 131, Inc. and Lyric Health Care Holdings III, Inc.

     26. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 170, Inc. and Lyric Health Care Holdings III, Inc.

     27. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 171, Inc. and Lyric Health Care Holdings III, Inc.

     28. Facility Sublease, dated as of December 31, 1998, between Integrated of Amarillo, Inc. and Lyric Health Care Holdings III, Inc.

     29. Facility Sublease, dated as of December 31, 1998, between Integrated Health Services at Hanover House, Inc. and Lyric Health Care Holdings III, Inc.


                                    Sch. 2-3

     30. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 139, Inc. and Lyric Health Care Holdings III, Inc.

     31. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 174, Inc. and Lyric Health Care Holdings III, Inc.

     32. Facility Sublease, dated as of December 31, 1998, between IHS Acquisition No. 136, Inc. and Lyric Health Care Holdings III, Inc.



                                    Sch. 2-4